UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) JUNE 14, 2006

                            AEROBIC CREATIONS, INC.
             (Exact Name of registrant as specified in its charter)

          NEVADA                        0-51091                20-0781155
          ------                        -------                ----------
(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)



47 SCHOOL AVENUE, CHATHAM, NEW JERSEY                              07928
-------------------------------------                              -----
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (973) 635-4047
                                       N/A
          (Former name or former address, if changed since last report)
                201-15228 THRIFT AVENUE, WHITE ROCK, B.C. V4B 2K9
                -------------------------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 1-REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SECURITIES PURCHASE AGREEMENT

         On June 14, 2006, we entered into a Common Stock Purchase Agreement (the "Purchase Agreement") with Arnold P. Kling and R&R Biotech Partners, LLC (collectively, the "AERC Stock Purchasers"), pursuant to which we sold 8,200,000 shares of our common stock ("Common Stock") to the AERC Stock Purchasers in a private placement transaction for aggregate gross proceeds to us of $50,000.00. Simultaneously, the AERC Stock Purchasers acquired 1,300,000 share of outstanding Common Stock from five existing shareholders in a private transaction. The acquisition of shares by the AERC Stock Purchasers pursuant to the Purchase Agreement and from the existing shareholders is collectively referred to herein as the "Purchase".


                    SECTION 3-SECURITIES AND TRADING MARKETS

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         On June 14, 2006, we closed the sale in a private placement transaction of an aggregate of 8,200,000 shares of Common Stock to the AERC Stock Purchasers for an aggregate purchase price of $50,000. The shares were issued to the AERC Stock Purchasers, both accredited investors, pursuant to the exemption afforded by Sections 4(2) and 4(6) of the Securities Act of 1933, as amended.


                  SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01         CHANGE IN CONTROL OF THE REGISTRANT

         Upon the closing of the Purchase, the AERC Stock Purchasers acquired an aggregate of 9,500,000 shares of Common Stock, or approximately 95% of the issued and outstanding Common Stock, and attained voting control of the company. The source of funds used by the AERC Stock Purchasers was their respective working capital.

         We are presently authorized to issue 100,000,000 shares of Common Stock. Prior to the closing, as of June 13, 2006, 1,800,000 shares of Common Stock were issued and outstanding. After the closing, as of June 14, 2006, there are 10,000,000 shares of Common Stock issued and outstanding.

         The following table sets forth, immediately following the closing, certain information regarding beneficial ownership of outstanding shares of Common Stock.

       NAME AND ADDRESS OF          AMOUNT AND NATURE OF
        BENEFICIAL OWNER            BENEFICIAL OWNERSHIP    PERCENT OF CLASS (1)

R&R BIOTECH PARTNERS LLC (2)                7,600,000                  76.00%
1270 Avenue of the Americas
16th Floor
New York, NY 10020

ARNOLD P. KLING (3)                         1,900,000                  19.00%
712 Fifth Avenue, 11th Floor
New York, NY 10019

BARTLY J. LOETHEN (4)                               0                   0.00%
730 W. Randolph, 6th Floor
Chicago, IL 60605

KIRK M. WARSHAW (5)                                 0                   0.00%
47 School Avenue
Chatham, NJ 07928

TOTAL                                       9,500,000                  95.00%

(1) The percentage of Common Stock is calculated based upon 10,000,000 shares issued and outstanding as of June 14, 2006.

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(2)  ARF Trust, Steven A Horowitz, Trustee and Edward Rubin indirectly control
R&R Biotech Partners, LLC and therefore are the beneficial owners of the shares held by this entity.

(3)  President and director. (See our response to Item 5.02 below).

(4)  A director (See our response to Item 5.02 below).

(5)  Chief Financial Officer, treasurer and secretary of the company.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Simultaneous with the closing of the Purchase, Arnold P. Kling was appointed to our board of directors and will serve with Bartly J. Loethen, a current director. Following the expiration of the 10-day period beginning on the date of the filing of the Information Statement with the SEC pursuant to Rule 14f-1 promulgated under the Securities Exchange Act of 1934, as amended, Mr. Loethen will resign and the composition of our board will change such that Mr. Kling will be the sole director. Also effective upon the closing of the Purchase, Mr. Loethen resigned as our sole officer and our board of directors appointed Mr. Kling as president of the company and Kirk M. Warshaw as chief financial officer, treasurer and secretary of the company.

         It is not currently contemplated that Mr. Kling will be compensated for serving as either an officer or director of the company. Mr. Warshaw will be compensated for services to be rendered by the issuance of shares of Common Stock to him in an amount to be determined.


                     BIOGRAPHICAL INFORMATION REGARDING THE
                    INCOMING DIRECTOR AND EXECUTIVE OFFICERS

         The principal occupation and brief summary of the background of the incoming director and executive officers is as follows:

ARNOLD P. KLING, 48. Mr. Kling is currently a Managing Director of GH Venture Partners, LLC, a private equity and merchant banking boutique for which he also served as a Managing Director and General Counsel from 1995 to 1999. From 1999 through August 2005, Mr. Kling was the President of Adelphia Holdings, LLC, a merchant-banking firm as well as the managing member of several private investment funds. From 1993 to 1995 he was a senior executive and General Counsel of Buckeye Communications, Inc., a Nasdaq listed licensing and multimedia company. From 1990 through 1993, Mr. Kling was an associate and partner in the corporate and financial services department of Tannenbaum, Helpern, Syracuse & Hirschtritt LLP, a mid-size New York law firm. Mr. Kling received a Bachelor of Science degree from New York University in International Business in 1980 and a Juris Doctor degree from Benjamin Cardozo School of Law in 1983. Mr. Kling currently serves as a Director and President of Twin Lakes Delaware, Inc., R&R Acquisition II, Inc., R&R Acquisition III, Inc., R&R Acquisition IV, Inc. and R&R Acquisition V, Inc. (each a publicly reporting, non-trading company), Entrust Financial Services, Inc. (OTCBB:ENFN), and 24Holdings, Inc. (OTCBB:TFHD).

KIRK M. WARSHAW, 48. Mr. Warshaw is a financial professional who, since 1990, has provided clients in a multitude of different industries with advice on accounting, corporate finance, and general business matters. Prior to starting his own consulting firm, from 1983 to 1990, he held the various titles of Controller, Chief Financial Officer, President, and Chief Executive Officer at three separate financial institutions in New Jersey. From 1980 through 1983, Mr. Warshaw was a Senior Accountant at the public accounting firm of Deloitte, Haskins & Sells. Mr. Warshaw is a 1980 graduate of Lehigh University and has been a CPA in New Jersey since 1982. Mr. Warshaw is currently the Chief Financial Officer of Entrust Financial Services, Inc. (OTCBB:ENFN), the Chief Financial Officer and Director of 24Holdings, Inc. (OTCBB:TFHD), a Director of Empire Financial Holding Company (AMEX:EFH), Chief Financial Officer of Twin Lakes Delaware, Inc. (a publicly reporting, non-trading company), Chief Financial Officer and Secretary of R&R Acquisition II, Inc., R&R Acquisition III, Inc., R&R Acquisition IV, Inc. and R&R Acquisition V, Inc. (each a publicly reporting, non-trading company), and a Director of two privately owned entities.

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                             SECTION 8--OTHER EVENTS

ITEM  8.01.    OTHER EVENTS.

         As of June 14, 2006, the address and telephone number of our principal executive offices is as follows:

                             Aerobic Creations, Inc.
                               c/o Kirk M. Warshaw
                   47 School Avenue, Chatham New Jersey 07928
                           Telephone#: (973) 635-4047


                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

ITEM  9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

Exhibit              Description
-------              -----------
10.1 Common Stock Purchase Agreement dated June 14, 2006 among the Registrant, Arnold P. Kling and R&R Biotech Partners, LLC.

                           * * * * * * * * * * * * * *


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2006

                                          AEROBIC CREATIONS, INC.

                                          By: /s/ Arnold P. Kling
                                              -------------------
                                              Arnold P. Kling
                                              President


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